UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

Magellan Midstream Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma 74172
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	MMP	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Magellan Midstream Partners, L.P. ("Magellan") held its Annual Meeting of Limited Partners ("Annual Meeting") pursuant to due notice. Holders of a total of 165,239,827 common units, or 81.28% of Magellan’s common units outstanding, were present in person or by proxy at the Annual Meeting. The voting results follow:

1. One Class I director and three Class III directors of the board of directors of Magellan’s general partner were elected to serve until the 2024 and 2026 Annual Meeting, respectively, by the following votes:

Director	For	Withheld
Sivasankaran Somasundaram	104,347,289	1,287,662
Chansoo Joung	103,635,767	1,999,184
Aaron L. Milford	104,302,290	1,332,661
James R. Montague	100,879,949	4,755,002

2. The following resolution regarding executive compensation was approved by the following votes:

RESOLVED that the unitholders of Magellan Midstream Partners, L.P. approve, on an advisory basis, the compensation of the named executive officers, as described in the section in the proxy statement entitled "Compensation of Directors and Executive Officers," in accordance with the compensation disclosure rules of the Securities and Exchange Commission (including the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narratives accompanying the tables).

For	Against	Abstain
100,542,210	3,539,167	1,553,574

3. An advisory vote on the frequency of future advisory votes on executive compensation was voted on as follows:

1 Year	2 Years	3 Years	Abstain
99,779,444	3,339,908	1,352,902	1,162,697

4. The appointment of Ernst & Young LLP as Magellan's independent registered public accounting firm for 2023 was ratified by the following votes:

For	Against	Abstain
158,309,341	6,219,655	710,831

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its general partner

Date: May 1, 2023	By:	/s/ Richard M. Carson
	Name:	Richard M. Carson
	Title:	Secretary